QUAKER® INVESTMENT TRUST

Supplement dated February 8, 2010
To the Prospectus Dated October 28, 2009 for the
Quaker Capital Opportunities Fund

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective February 8, 2010, the following footnote replaces a similar footnote found in the “Average Annual Total Return” table, in the section entitled “Quaker Capital Opportunities Fund” in the subsection entitled “Past Performance and Expenses” on page 5.

(6)	The inception date for the Fund’s Institutional Class was May 5, 2009.

QKPSCOP 022010